UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2010

United Development Funding IV
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-152760 (1933 Act)	26-2775282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas
76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                        Entry into a Material Definitive Agreement.

On April 30, 2010, United Development Funding IV, a Maryland real estate investment trust (“UDF IV”) entered into Construction Loan Agreements (collectively, the “Loan Agreements”) with Buffington Signature Homes, LLC and Buffington Texas Classic Homes, LLC (collectively, “Buffington”), pursuant to which UDF IV agreed to provide interim construction loan facilities (collectively, the “Loan Facility”) to Buffington.

The Loan Facility provides Buffington, which is a homebuilding group, with up to $7,500,000 in residential interim construction financing for the construction of new homes in the greater Austin, Texas area and other Texas counties approved by UDF IV.  The Loan Facility is evidenced and secured by the Loan Agreements, promissory notes, first lien deeds of trust on the homes financed under the Loan Facility and various other loan documents, and is guaranteed by the parent company and certain principals of Buffington.

The interest rate under the Loan Facility is the lower of 13% per annum, or the highest rate allowed by law.  Interest is payable monthly.  Each loan financed under the Loan Facility matures and becomes due and payable in full upon the earlier of (i) the sale of the home financed under the loan, or (ii) nine months after the loan was originated; provided, that the maturity of the loan may be extended up to 90 days following the original maturity date.  UDF IV’s obligation to fund loans terminates on October 28, 2010.  At the closing of each loan, Buffington will pay a 0.5% origination fee to UDF IV’s asset manager, UMTH Land Development, L.P. (“UMTH LD”)  UMTHLD owns an investment in Buffington Homebuilding Group, Ltd., which is the parent of Buffington Signature Homes, LLC and Buffington Texas Classic Homes, LLC.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "can" "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "seek," "estimate," "continue," "plan," "point to," "project," "predict," "could," "intend," "target," "potential," and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Prospectus and our current, quarterly and annual reports filed with the Securities sand Exchange Commission, which contain lists of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding IV

Dated: May 6, 2010	By:	/s/ Hollis M. Greenlaw
Hollis M. Greenlaw
Chief Executive Officer